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EXHIBIT 10.68

                            EAGLEPICHER INCORPORATED

                    $250,000,000 9.75% Senior Notes due 2013

                               PURCHASE AGREEMENT

                                                                   July 31, 2003
                                                              New York, New York

UBS Securities LLC
ABN AMRO Incorporated
Banc One Capital Markets, Inc.
Harris Nesbitt Corp.
PNC Capital Markets, Inc.
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171

Ladies and Gentlemen:

                  EaglePicher Incorporated, an Ohio corporation (the "COMPANY"), and each of the Guarantors (as defined herein), agree with you as follows:

                  1. Issuance of Notes. The Company proposes to issue and sell to UBS Securities LLC, ABN AMRO Incorporated, Banc One Capital Markets, Inc., Harris Nesbitt Corp. and PNC Capital Markets, Inc. (the "INITIAL PURCHASERS") $250,000,000 aggregate principal amount of 9.75% Senior Notes due 2013 (the "ORIGINAL NOTES"). The Original Notes will be issued pursuant to an indenture (the "INDENTURE"), to be dated the Closing Date (as defined herein), by and among the Company, the Guarantors and Wells Fargo Bank, N.A., as trustee (the "TRUSTEE"). The Company's obligations under the Original Notes will be unconditionally guaranteed (the "GUARANTEES") on an unsecured senior basis by the guarantors listed on Schedule I hereto (collectively, the "GUARANTORS" and, together with the Company, the "ISSUERS"). All references herein to the Original Notes include the related Guarantees, unless the context otherwise requires. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Indenture.

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                                       -2-

                  The Original Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Issuers have prepared a preliminary offering memorandum, dated July 21, 2003 (the "PRELIMINARY OFFERING MEMORANDUM"), and a final offering memorandum dated July 31, 2003 and available for distribution on the date hereof (the "OFFERING MEMORANDUM") relating to the Company, the Guarantors and the Original Notes.

                  The Initial Purchasers have advised the Company that the Initial Purchasers intend, as soon as they deem practicable after this Purchase Agreement (this "AGREEMENT") has been executed and delivered, to resell (the "EXEMPT RESALES") the Original Notes purchased by the Initial Purchasers under this Agreement in private sales exempt from registration under the Act on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"), and (ii) other eligible purchasers pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Act; the persons specified in clauses (i) and (ii) are sometimes collectively referred to herein as the "ELIGIBLE PURCHASERS."

                  Upon issuance of the Original Notes and until such time as the same is no longer required under the applicable requirements of the Act, the Original Notes shall bear the legend relating thereto set forth under "Notice to Investors" in the Offering Memorandum.

                  Holders (including subsequent transferees) of the Original Notes will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT") to be dated the Closing Date in form and substance reasonably satisfactory to the Initial Purchasers and conforming to the description thereof in the Offering Memorandum, for so long as such Original Notes constitute "REGISTRABLE NOTES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Issuers will agree to (i) file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth in the Registration Rights Agreement, (a) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to a new issue of debt securities (collectively with the Private Exchange Notes (as defined in the Registration Rights Agreement), the "EXCHANGE NOTES" and, together with the Original Notes, the "NOTES," which term includes the guarantees related thereto) to be offered in exchange for the Original Notes (the "EXCHANGE OFFER") and issued under the Indenture or an indenture substantially identical to the Indenture and/or (b) a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Original Notes, and (ii) use their best efforts to cause such Registration Statements to be declared effective. This Agreement, the Original Notes, the Guarantees, the Indenture and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "NOTE DOCUMENTS."

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                                      -3-

                  The Original Notes are being offered and sold by the Company to repurchase up to $220.0 million aggregate principal amount of its outstanding 9 3/8% senior subordinated notes due 2008. In addition, on the Closing Date the Company will repay all outstanding borrowings under the Company's existing senior secured credit facility dated as of February 19, 1998, as amended (the "EXISTING CREDIT AGREEMENT"), and enter into a new $275.0 million senior secured credit facility (the "NEW CREDIT AGREEMENT") with Harris Nesbitt Corp., as administrative agent and the lenders party thereto.

                  The offering of the Original Notes, the repayment of outstanding amounts under the Existing Credit Agreement and the entering into of the New Credit Agreement on the Closing Date (as defined below) are collectively referred to as the "TRANSACTIONS." The Note Documents, the New Credit Agreement and the Loan Documents (as defined in the New Credit Agreement) are collectively referred to herein as the "TRANSACTION DOCUMENTS."

                  2. Agreements to Sell and Purchase. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained in this Agreement, the Issuers agree to issue and sell to the Initial Purchasers, and the Initial Purchasers agree to purchase from the Issuers, the aggregate principal amount of the Original Notes set forth opposite their respective names in Schedule III hereto. The purchase price for the Original Notes shall be 96.70% of their principal amount.

                  3. Delivery and Payment. Delivery of, and payment of the purchase price for, the Original Notes shall be made at 10:00 a.m., New York City time, on August 7, 2003 (such date and time, the "CLOSING DATE") at the offices of Cahill Gordon & Reindel LLP at 80 Pine Street, New York, New York 10005. The Closing Date and the location of delivery of and the form of payment for the Original Notes may be varied by mutual agreement between the Initial Purchasers and the Company.

                  One or more of the Original Notes in global form registered in such names as the Initial Purchasers may request upon at least two business days' notice prior to the Closing Date and having an aggregate principal amount corresponding to the aggregate principal amount of the Original Notes shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor by means of wire transfer of immediately available funds to such account or accounts specified by the Company on or prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date.

                  4. Agreements of the Issuers. The Issuers, jointly and severally, covenant and agree with the Initial Purchasers as follows:

                  (a) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers, without charge, with as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements

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                                      -4-

         thereto, as the Initial Purchasers may reasonably request. The Issuers consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant to this Agreement, by the Initial Purchasers in connection with Exempt Resales.

                  (b) Not to amend or supplement the Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been advised of, and shall not have objected to, such amendment or supplement within a reasonable time, but in any event not longer than two business days after being furnished with a copy of such amendment or supplement.

                  (c) If, during the time that an Offering Memorandum is required to be delivered in connection with any Exempt Resales after the date of this Agreement and prior to the consummation of the Exchange Offer, any event shall occur that, in the judgment of the Issuers or in the judgment of counsel to the Initial Purchasers, makes any statement of a material fact in the Offering Memorandum, as then amended or supplemented, untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements in the Offering Memorandum, as then amended or supplemented, in the light of the circumstances under which they are made, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable laws, the Issuers shall promptly notify the Initial Purchasers of such event and prepare an appropriate amendment or supplement to the Offering Memorandum so that (i) the statements in the Offering Memorandum, as amended or supplemented, will, in the light of the circumstances at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not be misleading and (ii) the Offering Memorandum will comply with applicable law.

                  (d) To cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the qualification or registration of the Original Notes under the securities laws of such jurisdictions as the Initial Purchasers may request and to continue such qualification in effect so long as required for the Exempt Resales. Notwithstanding the foregoing, no Issuer shall be required to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any such jurisdiction or to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

                  (e) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, to confirm such advice in writing, of the issuance by any securities commission of any stop order suspending the qualification or exemption from qualification of any of the Original Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any securities commission or other regulatory authority. The Issuers shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Original Notes

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                                      -5-

         under any securities laws, and if at any time any securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Original Notes under any securities laws, the Issuers shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated other than by reason of a default by the Initial Purchasers, to pay all costs, expenses, fees, disbursements (including fees, expenses and disbursements of counsel to the Issuers) reasonably incurred and stamp, documentary or similar taxes incident to and in connection with: (i) the preparation, printing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto, (ii) all expenses (including travel expenses) of the Issuers and the Initial Purchasers in connection with any meetings with prospective investors in the Original Notes, (iii) the preparation, notarization (if necessary) and delivery of the Note Documents and all other agreements, memoranda, correspondence and documents prepared and delivered in connection with this Agreement and with the Exempt Resales, (iv) the issuance, transfer and delivery by the Company and the Guarantors of the Original Notes and the Guarantees, respectively, to the Initial Purchasers, (v) the qualification or registration of the Notes for offer and sale under the securities laws of the several states of the United States or provinces of Canada (including, without limitation, the cost of printing and mailing preliminary and final Blue Sky or legal investment memoranda and fees and disbursements of counsel (including local counsel) to the Initial Purchasers relating thereto), (vi) the furnishing of such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with Exempt Resales, (vii) the preparation of certificates for the Notes, (viii) the application for quotation of the Notes in The PORTAL(SM) Market ("PORTAL") of the National Association of Securities Dealers, Inc. ("NASD"), including, but not limited to, all listing fees and expenses, (ix) the approval of the Notes by The Depository Trust Company ("DTC") for "book-entry" transfer, (x) the rating of the Notes by rating agencies, (xi) the fees and expenses of the Trustee and its counsel and (xii) the performance by the Issuers of their other obligations under the Note Documents. In addition, if the transactions contemplated by this agreement are not consummated or this agreement is terminated other than by reason of a default by the Initial Purchasers, the Issuer shall pay the fees, expenses and disbursements of counsel to the Initial Purchasers.

                  (g) To use the proceeds from the sale of the Original Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

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                                      -6-

                  (h) To do and perform all things required to be done and performed under this Agreement by them prior to or after the Closing Date and to satisfy all conditions precedent on their part to the delivery of the Original Notes.

                  (i) Not to, and not to permit any of their subsidiaries to, sell, offer for sale or solicit offers to buy any security (as defined in the Act) that would be integrated with the sale of the Original Notes in a manner that would require the registration under the Act of the sale of the Original Notes to the Initial Purchasers or any Eligible Purchasers.

                  (j) Not to permit any Issuer to, and to cause their other affiliates (as defined in Rule 144 under the Act) not to, resell any of the Original Notes that have been reacquired by any of them other than to an Issuer or an affiliate of any Issuer.

                  (k) Not to engage, not to allow any of their subsidiaries to engage, and to cause their other affiliates and any person acting on their behalf (other than, in any case, the Initial Purchasers and any of their affiliates, as to whom the Issuers make no covenant) not to engage, in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with any offer or sale of the Original Notes in the United States prior to the effectiveness of a registration statement with respect to the Original Notes.

                  (l) Not to engage, not to allow any of their subsidiaries to engage, and to cause their other affiliates and any person acting on their behalf (other than, in any case, the Initial Purchasers and any of their affiliates, as to whom the Issuers make no covenant) not to engage, in any directed selling effort with respect to the Original Notes, and to comply with the offering restriction requirements of Regulation S under the Act. Terms used in this paragraph have the meanings given to them by Regulation S.

                  (m) From and after the Closing Date, for so long as any of the Notes remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act and during any period in which either EaglePicher Holdings, Inc. or the Company is not subject to or has not voluntarily filed periodic and other required reports and filings under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available upon request the information required by Rule 144A(d)(4) under the Act to (i) any holder or beneficial owner of Notes in connection with any sale of such Notes and (ii) any prospective purchaser of such Notes from any such holder or beneficial owner designated by the holder or beneficial owner. The Issuers will pay the expenses of preparing, printing and distributing such documents.

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                                      -7-

                  (n) To comply in all material respects with all of their agreements set forth in the Registration Rights Agreement.

                  (o) To comply with all of their obligations set forth in the representations letter of the Issuers to DTC relating to the approval of the Original Notes by DTC for "book-entry" transfer and to use their best efforts to obtain approval of the Original Notes by DTC for "book-entry" transfer.

                  (p) To use their reasonable best efforts to effect the inclusion of the Original Notes in PORTAL.

                  (q) Prior to the Closing Date, to furnish without charge to the Initial Purchasers, (i) as soon as they have been prepared by the Company, a copy of any regularly prepared final internal financial statements of the Company and its subsidiaries for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum, (ii) copies of all other reports and other communications (financial or otherwise) that the Issuers mail or otherwise make available to security holders and (iii) such other information as the Initial Purchasers shall reasonably request.

                  (r) Not to, and not to permit any of their affiliates or anyone acting on their or their affiliates behalf to (other than the Initial Purchasers and their affiliates), distribute any offering material in connection with the offer and sale of the Original Notes other than the Preliminary Offering Memorandum and the Offering Memorandum.

                  (s) During the period of two years after the Closing Date F or, if earlier, until such time as the Notes are no longer restricted securities (as defined in Rule 144 under the Act), not to be or become a closed-end investment company required to be registered, but not registered, under the Investment Company Act of 1940, as amended.

                  (t) In connection with the offering, until the Initial Purchasers shall have notified the Company of the completion of the resale of the Notes, not to, and not to permit any of their affiliates (as such term is defined in Rule 501(b) of Regulation D under the Act) to, either alone or with one or more other persons, bid for or purchase for any account in which they or any of their affiliates have a beneficial interest any Notes; and none of the Issuers nor any of their affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or raising the price of, the Notes.

                  5. Representations and Warranties. (a) The Issuers, jointly and severally, represent and warrant to the Initial Purchasers that:

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                                      -8-

                  (i) Each of the Preliminary Offering Memorandum and the Offering Memorandum has been prepared for use in connection with the Exempt Resales. The Preliminary Offering Memorandum as of its issue date did not, and the Offering Memorandum as of its issue date does not and as of the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers make no representation or warranty with respect to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum, as supplemented or amended, in reliance upon and in conformity with the information furnished to the Company in writing by or on behalf of the Initial Purchasers relating to the Initial Purchasers expressly for inclusion in the Preliminary Offering Memorandum, the Offering Memorandum or any supplement or amendment thereto. No order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued or to the knowledge of the Company or the Subsidiaries, has been threatened.

                  (ii) There are no securities of the Issuers that are (a) listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated interdealer quotation system and (b) of the same class (within the meaning of Rule 144A under the Act) as the Notes.

                  (iii) The "Principal stockholders" section of the Offering Memorandum sets forth the outstanding capitalization of the Company and its parent, EaglePicher Holdings, Inc. as of the Closing Date. All of the issued and outstanding shares of capital stock or other equity interests of the Company have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. Attached hereto as Schedule II is a true and complete list of each direct or indirect subsidiary of the Company, and their jurisdictions of incorporation or formation, type of entity and percentage equity ownership by the Company (the "SUBSIDIARIES"). The entities listed on Schedule II hereto are the only Subsidiaries, direct or indirect, of the Company. All of the issued and outstanding shares of capital stock or other equity interests of each of the Company's Subsidiaries have been duly and validly authorized and issued, are fully paid and nonassessable, were not issued in violation of any preemptive or similar rights and, except as set forth in the Offering Memorandum, are owned directly or indirectly by the Company free and clear of all Liens (as defined in the Offering Memorandum under the caption "Description of the notes -- Certain definitions") (other than those imposed by the Act, the securities or "Blue Sky" laws of certain jurisdictions, the Existing Credit Agreement and the New Credit Agreement). Except as set forth in the Offering Memorandum, there are no outstanding options, warrants or other rights to acquire or purchase, or instruments convertible into or exchangeable for, any shares of capital stock of any of the Company's Subsidiaries that are Guarantors. Except as set forth in the Offering Memorandum, no holder of any securities of the Company or any of the Subsidiaries (other than the Notes) is entitled to have such securities registered under any registration statement contemplated by the Registration Rights Agreement or any other agreement.

                  (iv) Each of the Company and the Subsidiaries (A) is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be;
         (B) has all requisite corporate or other power and authority, and has all governmental licenses, authorizations, consents and approvals, necessary to own its property and carry on its business as now being conducted, except where the failure to obtain any such license, authorization, consent and approval would not have a Material Adverse Effect; and (C) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing individually or in the aggregate would not have a Material Adverse Effect. A "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, condition (financial or other), results of operations, performance, properties or prospects of the Company and the Subsidiaries, taken as a whole.

                  (v) Each of the Issuers has all requisite corporate or other power and authority to execute, deliver and perform all of its obligations under the Transaction Documents to which it is a party and to consummate the transactions contemplated by the Transaction Documents to be consummated on its part and, without limitation, the Company has all requisite corporate power and authority to issue, sell and deliver and perform its obligations under the Notes and each Guarantor has all requisite corporate or other power and authority to execute, deliver and perform all its obligations under its Guarantee.

                  (vi) This Agreement has been duly and validly authorized, executed and delivered by each Issuer.

                  (vii) The Indenture has been duly and validly authorized by each Issuer and, when duly executed and delivered by each Issuer (assuming the due authorization, execution and delivery thereof by the Trustee), will be a legal, valid and binding obligation of each of the Issuers, enforceable against each of them in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought. The Indenture, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

                  (viii) The Original Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company and, when issued, authenticated by the Trustee and delivered by the Company against payment therefor by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, the Original Notes will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought. The Original Notes, when issued, authenticated and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

                  (ix) The Exchange Notes have been duly and validly authorized for issuance by the Company and, when issued, authenticated by the Trustee and delivered by the Company in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture, the Exchange Notes will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

                  (x) The Guarantees have been duly and validly authorized by the Guarantors and, when the Original Notes are issued, authenticated by the Trustee and delivered by the Company against payment by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, will be legal, valid and binding obligations of the Guarantors, enforceable against each of them in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought. The Guarantees, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

                  (xi) The guarantees to be endorsed on the Exchange Notes have been duly and validly authorized by the Guarantors and, when the Exchange Notes are issued, authenticated by the Trustee and delivered by the Company in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture, will be legal, valid and binding obligations of the Guarantors, enforceable against each of them in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

                  (xii) The Registration Rights Agreement has been duly and validly authorized by each of the Issuers and, when duly executed and delivered by each of the Issuers (assuming the due authorization, execution and delivery thereof by the Initial Purchasers), will constitute a legal, valid and binding obligation of each of the Issuers, enforceable against each of them in accordance with its terms, except that (A) the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations. The Registration Rights Agreement will conform in all material respects to the summary description thereof in the Offering Memorandum.

                  (xiii) The New Credit Agreement has been duly and validly authorized by the Company and its Subsidiaries and, when executed and delivered by the Company and each Subsidiary (assuming the due authorization, execution and delivery by the other parties thereto), will be a legal, valid and binding obligation of each of the Company and the Subsidiaries, enforceable against each of them in accordance with its terms, except that (A) the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations. The New Credit Agreement, when executed and delivered, will conform in all material respects to the summary description thereof in the Offering Memorandum.

                  (xiv) All taxes, fees and other governmental charges that are due and payable on or prior to the Closing Date in connection with the execution, delivery and performance of the Note Documents and the execution, delivery and sale of the Original Notes shall have been paid by or on behalf of the Issuers at or prior to the Closing Date.

                  (xv) None of the Company or any of the Subsidiaries is (A) in violation of its charter, bylaws or other constitutive documents,
         (B) in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note, indenture, mortgage, deed of trust, loan or credit agreement, lease, license, franchise agreement, authorization, permit, certificate or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of their assets or properties is subject (collectively, "AGREEMENTS AND INSTRUMENTS"), or (C) in violation of any law, statute, rule, regulation, judgment, order or decree of any domestic or foreign court with jurisdiction over any of them or any of their assets or properties or other governmental or regulatory authority, agency or other body, except, in the case of clauses (B) and
         (C) herein, for such defaults or violations as would not have, either individually or in the aggregate, a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default by the Company or the Subsidiaries under any such document or instrument or result in the imposition of any penalty or the acceleration of any indebtedness, other than penalties, defaults or conditions that would not have a Material Adverse Effect.

                  (xvi) The execution, delivery and performance by each of the Issuers of the Transaction Documents to which it is a party including the consummation of the offer and sale of the Original Notes does not or will not violate, conflict with or constitute a breach of any of the terms or provisions of or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of any of the Company or any Subsidiary or an acceleration of any indebtedness of the Company or any Subsidiary pursuant to, (A) the charter, bylaws or other constitutive documents of the Company or any Subsidiary, (B) assuming the consummation of the transactions contemplated thereby, any Agreements and Instruments, (C) any law, statute, rule or regulation applicable to the Company or any Subsidiary or their respective assets or properties or (D) any judgment, order or decree of any domestic or foreign court or governmental agency or authority having jurisdiction over the Company or any Subsidiary or their respective assets or properties, except in the case of clauses (B), (C) and (D) herein, for such defaults, violations or conflicts as would not have, either individually or in the aggregate, a Material Adverse Effect. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 5(b) of this Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency, domestic or foreign, is required to be obtained or made by the Company or any Subsidiary for the execution, delivery and performance by the Company or any Subsidiary of the Transaction Documents to which it is a party including the consummation of any of the transactions contemplated thereby, except (x) such as have been or will be obtained or made on or prior to the Closing Date, (y) registration of the Exchange Offer or resale of the Notes under the Act pursuant to the Registration Rights Agreement and (z) qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), in connection with the issuance of the Exchange Notes. No consents or waivers from any other person or entity are required for the execution, delivery and performance of this Agreement or any of the other Transaction Documents or the consummation of any of the transactions contemplated thereby, other than such consents and waivers as have been obtained or will be obtained prior to the Closing Date.

                  (xvii) Except as set forth in the Offering Memorandum, there is (A) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or threatened or contemplated, to which the Company or any Subsidiary is or may be a party or to which the business, assets or property of such person is or may be subject, (B) no statute, rule, regulation or order that has been enacted, adopted, issued or proposed by any governmental body or agency, domestic or foreign, (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any Subsidiary is or may be subject that (x) in the case of clause (A) above, if determined adversely to the Company or any Subsidiary, would, either individually or in the aggregate, (1) have a Material Adverse Effect or (2) interfere with or adversely affect the issuance of the Notes or the Guarantees or the consummation of the transactions contemplated by any of the Transaction Documents and (y) in the case of clauses (B) and (C) above, would, either individually or in the aggregate, (1) have a Material Adverse Effect or (2) interfere with or adversely affect the issuance of the Notes or the Guarantees or the consummation of the transactions contemplated by any of the Transaction Documents. Every request of any securities authority or agency of any jurisdiction for additional information with respect to the Notes that has been received by the Company or any Subsidiary or their counsel prior to the date hereof has been, or will prior to the Closing Date be, complied with in all material respects.

                  (xviii) Except as would not reasonably be expected to have a Material Adverse Effect, (i) no labor disturbance by the employees of any of the Company or the Subsidiaries exists or is imminent and (ii) the Issuers are not aware of any existing or imminent labor disturbance by the employees of any of the Company's or the Subsidiaries' principal suppliers.

                  (xix) Except as disclosed in the Offering Memorandum or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (A) each of the Company and the Subsidiaries is in compliance with and not subject to any pending or, to the knowledge of the Issuers, threatened liability under applicable Environmental Laws (as defined below), (B) each of the Company and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has, and is in compliance with, all permits, licenses or other approvals required under any applicable Environmental Laws for its current operations and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Issuers, threatened against the Company and the Subsidiaries under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any Subsidiary, (E) none of the Company or the Subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law, (F) no property or facility of the Company or any Subsidiary is (y) listed or proposed for listing on the National Priorities List under CERCLA or (z) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any United States federal, state, municipal, local, territorial or other governmental subdivision, department, commission, board, bureau, agency, regulatory authority, instrumentality or judicial or administrative body (each, a "GOVERNMENTAL AUTHORITY") and (G) each of the Company and the Subsidiaries maintains a system of internal environmental management controls sufficient to provide reasonable assurance of compliance in all material respects of its business facilities, real property and operations with requirements of applicable Environmental Laws. Notwithstanding anything in this clause (xix) to the contrary, except as disclosed in the Preliminary Offering Memorandum or the Offering Memorandum, no facts or circumstances exist and no event or condition is occurring or has occurred with respect to the Company or any Subsidiary relating to any Environmental Law, any release of any hazardous, toxic or dangerous substance or waste, any chemical, any solid waste, any other pollutant or contaminant, or the Company's or any Subsidiaries' compliance with current requirements of Environmental Law, that individually or in the aggregate, would have a Material Adverse Effect.

                  For purposes of this Agreement, "ENVIRONMENTAL LAWS" means the common law and all applicable federal, state, local and foreign laws, regulations, rules, ordinances, codes, orders, decrees, judgments, injunctions or any other legally enforceable requirement issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to: (A) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (B) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport, arrangement for disposal or transport or handling of hazardous, toxic or dangerous substances or waste, any chemical, any solid waste, or any other pollutant or contaminant, and
         (C) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.

                  (xx) The Company and each Subsidiary has (A) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all applicable authorities, all self-regulatory authorities and all courts and other tribunals (each, an "AUTHORIZATION") necessary to engage in the business conducted by it in the manner described in the Offering Memorandum, except where failure to hold such Authorizations would not have a Material Adverse Effect, and (B) no reason to believe that any governmental body or agency, domestic or foreign, is considering or threatening limiting, suspending or revoking any such Authorization, except where such limitation, suspension or revocation would not have a Material Adverse Effect. All such Authorizations are valid and in full force and effect and the Company and each Subsidiary is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect to such Authorizations, except for any invalidity, failure to be in full force and effect or noncompliance with any Authorization that would not have a Material Adverse Effect.

                  (xxi) The Company and each Subsidiary has valid title in fee simple to all items of real property and title to all personal property owned by each of them, in each case free and clear of any pledge, lien, encumbrance, security interest or other defect or claim of any third party, except (A) such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such Subsidiary and (B) Permitted Liens, as defined in the "Description of the Notes" section of the Offering Memorandum. Any real property and buildings held under lease by the Company or any such Subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary.

                  (xxii) The Company and each Subsidiary owns, possesses or has the right to employ all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "INTELLECTUAL PROPERTY") necessary to conduct the businesses operated by them as described in the Offering Memorandum, except where the failure to own, possess or have the right to employ such Intellectual Property would not have a Material Adverse Effect. None of the Company or any Subsidiary has received any notice of infringement of or conflict with (and none of them knows of any such infringement of or a conflict with) asserted rights of others with respect to any of the foregoing that, if such assertion of infringement or conflict were sustained, would have a Material Adverse Effect. The use of the Intellectual Property in connection with the business and operations of the Company and the Subsidiaries does not infringe on the rights of any person, except for such infringement as would not have a Material Adverse Effect.

                  (xxiii) All tax returns required to be filed by the Company and each Subsidiary have been filed in all jurisdictions where such returns are required to be filed; and all taxes, including withholding taxes, value added and franchise taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which reserves have been provided in accordance with GAAP (as defined in the Offering Memorandum under the caption "Description of the Notes -- Certain Definitions") or those currently payable without penalty or interest and except where the failure to make such required filings or payment would not have a Material Adverse Effect. There are no material proposed additional tax assessments against any of the Company and the Subsidiaries or their assets or property.

                  (xxiv) None of the Company or the Subsidiaries has any liability for any prohibited transaction or accumulated funding deficiency (within the meaning of Section 412 of the Internal Revenue Code of 1986, as amended (the "CODE")) or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any of the Subsidiaries makes or ever has made a contribution and in which any employee of the Company or any of the Subsidiaries is or has ever been a participant, except as would not have a Material Adverse Effect. With respect to such plans, the Company and each of the Subsidiaries is in compliance in all material respects with all applicable provisions of ERISA, except as would not have a Material Adverse Effect.

                  (xxv) None of the Company or any Subsidiary is an "investment company" or a company "controlled" by an "investment company" incorporated in the United States within the meaning of the Investment Company Act of 1940, as amended.

                  (xxvi) The Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for its assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxvii) The Company and each Subsidiary maintains insurance covering its respective properties, assets, operations, personnel and businesses, and such insurance is of such type and in such amounts in accordance with customary industry practice to protect the Company and each Subsidiary and their respective businesses.

                  (xxviii) None of the Company or any of its affiliates (as defined in Rule 501(b) of Regulation D under the Act) has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Issuers to facilitate the sale or resale of the Original Notes or (B) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Original Notes in a manner that would require registration of the Original Notes under the Act or paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of any Issuer in a manner that would require registration of the Original Notes under the Act.

                  (xxix) None of the Company or any of its affiliates (as defined in Rule 501(b) of Regulation D under the Act) has, directly or through any agent (other than the Initial Purchasers or any affiliate of the Initial Purchasers, as to which no representation is made), sold, offered for sale, contracted to sell, pledged, solicited offers to buy or otherwise disposed of or negotiated in respect of, any security (as defined in the Act) that is currently or will be integrated with the sale of the Original Notes in a manner that would require the registration of the Original Notes under the Act.

                  (xxx) None of the Issuers or their affiliates, or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation), is engaged in any directed selling effort with respect to the Original Notes, and each of them has complied with the offering restrictions requirement of Regulation S under the Act. Terms used in this paragraph have the meaning given to them by Regulation S.

                  (xxxi) No form of general solicitation or general advertising was used by the Company or any of its representatives (other than the Initial Purchasers, as to whom the Issuers make no representation) in connection with the offer and sale of any of the Original Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television, radio or the Internet, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising (within the meaning of Regulation D under the Act). Neither the Company nor any of its affiliates has entered into, and neither the Company nor any of its affiliates will enter into, any contractual arrangement with respect to the distribution of the Original Notes except for this Agreement.

                  (xxxii) As of May 31, 2003, none of the Company or any Subsidiary had any material liabilities or obligations, direct or contingent, that were not set forth in the Company's consolidated balance sheet as of such date or in the notes thereto set forth in the Offering Memorandum. Since May 31, 2003, except as set forth in the Offering Memorandum, (A) none of the Company or any Subsidiary has (1) incurred any liabilities or obligations, direct or contingent, that would have a Material Adverse Effect, or (2) entered into any material transaction not in the ordinary course of business, (B) there has not been any event or development with respect to the business or condition (financial or other) of the Company and the Subsidiaries that, either individually or in the aggregate, would have a Material Adverse Effect, (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (D) there has not been any material change in the long-term debt of the Company or any of the Subsidiaries.

                  (xxxiii) None of the Company or any of the Subsidiaries (or any agent thereof acting on their behalf) has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, as in effect, or as the same may hereafter be in effect, on the Closing Date.

                  (xxxiv) Deloitte & Touche LLP are independent accountants within the meaning of the Act. The historical financial statements and the notes thereto included in the Offering Memorandum present fairly in all material respects the consolidated financial position and results of operations of the Company and its consolidated subsidiaries at the respective dates and for the respective periods indicated. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods presented (except as disclosed in the Offering Memorandum). The other financial and statistical information and data included in the Offering Memorandum are accurately presented in all material respects and prepared on a basis consistent with the financial statements and the books and records of the Company and its consolidated subsidiaries.

                  (xxxv) On the date hereof and the Closing Date (both immediately prior to and immediately following the issuance of the Original Notes), the Company and each of the Subsidiaries is and will be Solvent. None of the Company or any of the Subsidiaries is contemplating either the filing of a petition under any bankruptcy or insolvency laws or the liquidating of all or a substantial portion of its property, and the Company has no knowledge of any person contemplating the filing of any such petition against the Company or any Subsidiary. As used herein, "SOLVENT" shall mean, for any person on a particular date, that on such date (A) the fair value of the property of such person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such person,
         (B) the present fair saleable value of the assets of such person is not less than the amount that will be required to pay the probable liability of such person on its debts as they become absolute and matured, (C) such person does not intend to, and does not believe that it will, incur debts and liabilities beyond such person's ability to pay as such debts and liabilities mature, (D) such person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such person's property would constitute unreasonably small capital and (E) such person is able to pay its debts as they become due and payable.

                  (xxxvi) Except as described in the section entitled "Plan of Distribution" in the Offering Memorandum, there are no contracts, agreements or understandings between the Company or any of the Subsidiaries and any other person other than the Initial Purchasers that would give rise to a valid claim against the Company, any such Subsidiary or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Original Notes.

                  (xxxvii) The statistical and market-related data included in the Offering Memorandum are based on or derived from sources that the Issuers believe to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources.

                  (xxxviii)As of the Closing Date, each of the representations and warranties of the Company and the Subsidiaries set forth in each of the Transaction Documents will be true and correct in all material respects as if made at and as of such date (other than to the extent any such representation or warranty is expressly made as to only a certain other date).

                  (xxxix) Each certificate signed by an officer of any Issuer and delivered to the Initial Purchasers or counsel for the Initial Purchasers pursuant to, or in connection with, this Agreement shall be deemed to be a representation and warranty by such Issuer to the Initial Purchasers as to the matters covered by such certificate.

                  The Issuers acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to
Section 8 of this Agreement, counsel to the Issuers and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and the Issuers hereby consent to such reliance.

                  (b) Each Initial Purchaser acknowledges that it is purchasing the Original Notes pursuant to a private sale exemption from registration under the Securities Act, and that the Original Notes have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act. Each Initial Purchaser represents, warrants and covenants to the Issuers that:

                  (i) It is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Original Notes.

                  (ii) (A) Neither it, nor any person acting on its behalf, has solicited or will solicit offers for, or offer or sell, the Original Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act and (B) it has solicited and will solicit offers for the Original Notes only from, and will offer and sell the Original Notes only to (1) persons whom such Initial Purchaser reasonably believes to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in reliance on the exemption from the registration requirements of the Act pursuant to Rule 144A, or (2) persons other than U.S. persons outside the United States in reliance upon, and in compliance with the exemption from the registration requirements of the Act provided by Regulation S.

                  (iii)    With respect to offers and sales outside the United
         States:

                           (A) such Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Original Notes or has in its possession or distributes either any Offering Memorandum or any such other material, in all cases at its own expense; and

                           (B) such Initial Purchaser has offered the Original Notes and will offer and sell the Original Notes (1) as part of its distribution at any time and (2) otherwise until 40 days after the later of the commencement of the offering of the Original Notes and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Act. Accordingly, neither such Initial Purchaser nor any persons acting on its behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Original Notes, and any such persons have complied and will comply with the offering restrictions requirements of Regulation S.

                  Terms used in this Section 5(b)(iii) have the meanings given to them by Regulation S.

                  (iv) The source of funds being used by it to acquire the Original Notes does not include the assets of any "employee benefit plan" (within the meaning of Section 3 of ERISA) or any "plan" (within the meaning of Section 4975 of the Code).

                  (v) It will not and will not permit any of its affiliates or anyone acting on its or its affiliates' behalf to distribute any offering material, including, without limitation, the Preliminary Offering Memorandum and the Offering Memorandum, for any purpose other than in connection with the Exempt Resales.

                  (vi) It will notify the Company in writing when the resale of the Notes has been completed.

                  The Initial Purchasers understand that the Issuers and, for purposes of the opinions to be delivered to them pursuant to Section 8 hereof, counsel to the Issuers and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations, and the Initial Purchasers hereby consent to such reliance.

                  6. Indemnification. (a) Each of the Issuers, jointly and severally, agrees to indemnify and hold harmless the Initial Purchasers, each person, if any, who controls the Initial Purchasers within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, the agents, employees, officers and directors of the Initial Purchasers and the agents, employees, officers and directors of any such controlling person from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited, to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all reasonable amounts paid in settlement of any claim or litigation) (collectively, "LOSSES") to which they or any of them may become subject under the Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers will not be liable in any such case to the extent, but only to the extent, that any such Loss arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company by or on behalf of the Initial Purchasers expressly for use therein; and provided further, however, that with respect to any untrue statement or omission from the Preliminary Offering Memorandum the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Initial Purchaser to the extent that the sale to the person asserting any such Loss was an initial resale by such Initial Purchaser and any such Loss of or with respect to such Initial Purchaser results from the fact that both (A) to the extent required by applicable law, a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of the Notes to such person; provided, however, that the Issuers provided the Offering Memorandum to the Initial Purchasers in sufficient quantity and time to be so delivered and (B) the untrue statement in or omission from the Preliminary Offering Memorandum was corrected in the Offering Memorandum. This indemnity agreement will be in addition to any liability that the Issuers may otherwise have, including, but not limited to, liability under this Agreement.

                  (b) The Initial Purchasers agree severally and not jointly to indemnify and hold harmless each Issuer, each person, if any, who controls each Issuer within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and each of their respective agents, employees, officers and directors and the agents, employees, officers and directors of any such controlling person from and against any Losses to which they or any of them may become subject under the Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers expressly for use therein. The Issuers and the Initial Purchasers acknowledge that the information described in Section 9 is the only information furnished in writing by the Initial Purchasers to the Issuers expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

                  (c) Promptly after receipt by an indemnified party under subsection 6(a) or 6(b) above of notice of the commencement of any action, suit or proceeding (collectively, an "ACTION"), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement of such action (but the failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement of such action, the indemnifying party will be entitled to participate in such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense of such action with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) the named parties to such action (including any impleaded parties) include such indemnified party and the indemnifying parties (or such indemnifying parties have assumed the defense of such action), and such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses of counsel shall be borne by the indemnifying parties. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for all indemnified parties in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent which consent may not be unreasonably withheld. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by paragraph (a) or (b) of this Section 6, then the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 45 days prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 of this Agreement is for any reason held to be unavailable from the indemnifying party, or is insufficient to hold harmless a party indemnified under Section 6 of this Agreement, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such aggregate Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Original Notes or (ii) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Issuers, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering of Original Notes (net of discounts and commissions but before deducting expenses) received by the Issuers are to (y) the total discount received by the Initial

Purchasers. The relative fault of the Issuers, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission.

                  The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall the Initial Purchasers be required to contribute any amount in excess of the amount by which the total discount applicable to the Original Notes pursuant to this Agreement exceeds the amount of any damages that the Initial Purchasers have otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each person, if any, who controls any Issuer within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each director, officer, employee and agent of such Issuer shall have the same rights to contribution as such Issuer. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise, except to the extent that it has been prejudiced in any material respect by such failure; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 6 for purposes of indemnification. Anything in this section to the contrary notwithstanding, no party shall be liable for contribution with respect to any action or claim settled without its written consent, provided, however, that such written consent was not unreasonably withheld.

                  8. Conditions of Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase and pay for the Original Notes, as provided for in this Agreement, shall be subject to satisfaction of the following conditions prior to or concurrently with such purchase:

                  (a) All of the representations and warranties of the Issuers contained in this Agreement shall be true and correct, or true and correct in all material respects where such representations and warranties are not qualified by materiality or Material Adverse Effect, on the date of this Agreement and, in each case after giving effect to the transactions contemplated hereby, on the Closing Date, except that if a representation and warranty is made as of a specific date, and such date is expressly referred to therein, such representation and warranty shall be true and correct (or true and correct in all material respects, as applicable) as of such date. The Issuers shall have performed or complied with all of the agreements and covenants contained in this Agreement and required to be performed or complied with by them at or prior to the Closing Date.

                  (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers on the day following the date of this Agreement or at such later date as the Initial Purchasers may determine. No stop order suspending the qualification or exemption from qualification of the Original Notes in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                  (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency that would, as of the Closing Date, prevent the issuance of the Original Notes or consummation of the Exchange Offer; except as disclosed in the Offering Memorandum, no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the knowledge of the Issuers, threatened against the Company and/or any Subsidiary before any court or arbitrator or any governmental body, agency or official that, if adversely determined, would reasonably be expected to have a Material Adverse Effect; and no stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued. The Company shall not have amended or supplemented the Offering Memorandum unless the Initial Purchasers shall previously have been advised of such proposed amendment or supplement at least two business days prior to the proposed use, and shall not have reasonably objected to such amendment or supplement.

                  (d) The Initial Purchasers shall have received certificates, dated the Closing Date, signed by two authorized officers of each of the Company and the Guarantors confirming, as of the Closing Date, to their knowledge, the matters set forth in paragraphs (a), (b) and (c) of this Section 8.

                  (e) The Initial Purchasers shall have received on the Closing Date an opinion dated the Closing Date, addressed to the Initial Purchasers, of Squire, Sanders & Dempsey LLP, counsel to the Issuers and substantially in the form of Exhibit A-1, attached hereto and in form and substance reasonably satisfactory to the Initial Purchasers and counsel to the Initial Purchasers.

                  (f) The Initial Purchasers shall have received on the Closing Date an opinion (satisfactory in form and substance to the Initial Purchasers) dated the Closing Date of Cahill Gordon & Reindel LLP, counsel to the Initial Purchasers.

                  (g) The Initial Purchasers shall have received a "comfort letter" from Deloitte & Touche LLP, independent public accountants for the Company, dated the date of this Agreement, addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers. In addition, the Initial Purchasers shall have received a "bring-down comfort letter" from Deloitte & Touche LLP, dated as of the Closing Date, addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers.

                  (h) Each of the Issuers shall have entered into the Indenture and each of the Initial Purchasers shall have received copies, conformed as executed, thereof.

                  (i) Each of the Issuers shall have entered into the Registration Rights Agreement and each of the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  (j) Each of the Issuers shall have entered into the New Credit Agreement and the Loan Documents and each of the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  (k) The Company shall have repaid all of the outstanding obligations under the Existing Credit Agreement with a portion of its borrowings under the New Credit Agreement. Upon such payment, the Existing Credit Agreement shall be terminated in accordance with the terms thereof.

                  (l) There shall exist no event or condition that would constitute a default or an event of default under any of the Transaction Documents that would result in a Material Adverse Effect or adversely affect the ability of the Company and the Subsidiaries to consummate the offering of the Original Notes.

                  (m) All government authorizations required in connection with the issue and sale of the Notes as contemplated under this Agreement and the performance of the Company's obligations hereunder and under the Indenture and the Notes shall be in full force and effect.

                  (n) The Initial Purchasers shall have been furnished with wiring instructions for the application of the proceeds of the Original Notes in accordance with this Agreement and such other information as it may reasonably request.

                  (o) Cahill Gordon & Reindel LLP, counsel to the Initial Purchasers, shall have been furnished with such documents as they may reasonably request to enable them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions contained in this Agreement.

                  (p) The Original Notes shall be eligible for trading in PORTAL upon issuance.

                  (q) All agreements set forth in the representation letter of the Issuers to DTC relating to the approval of the Notes by DTC for "book-entry" transfer shall have been complied with.

                  (r) EaglePicher Holdings, Inc. shall have amended its Certificate of Designations, Rights and Preferences with respect to its Series B 11 3/4% cumulative exchangeable redeemable preferred stock to the satisfaction of the Initial Purchasers and each of the Initial Purchasers shall have received copies, conformed as executed, thereof.

                  If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled (or waived by the Initial Purchasers), this Agreement may be terminated by the Initial Purchasers on notice to the Company at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party. Notwithstanding any such termination, the provisions of Sections 4(f), 6, 7, 9, 10 and 11(d) shall remain in effect.

                  The documents required to be delivered by this Section 8 will be delivered at the office of counsel for the Initial Purchasers on the Closing Date.

                  9. Initial Purchasers' Information. The Issuers and the Initial Purchasers severally acknowledge that the statements with respect to the delivery of the Original Notes to the Initial Purchasers set forth in the third, sixth and seventh paragraphs under the caption "Plan of distribution" in the Preliminary Offering Memorandum and the Offering Memorandum constitute the only information furnished in writing by the Initial Purchasers expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

                  10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements contained in this Agreement, including the agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers or any controlling person thereof or by or on behalf of the Issuers or any controlling person thereof, and shall survive delivery of and payment for the Original Notes to and by the Initial Purchasers. The agreements contained in Sections 4(f), 6, 7, 9 and 11(d) shall survive the termination of this Agreement, including pursuant to Section 11.

                  11. Effective Date of Agreement; Termination. (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

                  (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Issuers if, on or prior to such date, (i) any of the Issuers shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed under this Agreement when and as required, (ii) any other condition to the obligations of the Initial Purchasers under this Agreement to be fulfilled by the Issuers pursuant to Section 8 is not fulfilled when and as required,
(iii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, or minimum prices shall have been established thereon by the Commission, or by such exchange or other regulatory body or governmental authority having jurisdiction, (iv) a general banking moratorium shall have been declared by federal or New York authorities, (v) there is an outbreak or escalation of hostilities or other national or international calamity, in any case involving the United States, on or after the date of this Agreement, or if there has been a declaration by the United States of a national emergency or war or other national or international calamity or crisis (economic, political, financial or otherwise) which affects the U.S. and international markets, making it, in the Initial Purchasers' judgment, impracticable to proceed with the offering or delivery of the Original Notes on the terms and in the manner contemplated in the Offering Memorandum or (vi) there shall have been such a material adverse change in general economic, political or financial conditions or the effect (or potential effect if the financial markets in the United States have not yet opened) of international conditions on the financial markets in the United States shall be such as, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Notes on the terms and in the manner contemplated in the Offering Memorandum.

                  (c) Any notice of termination pursuant to this Section 11 shall be given at the address specified in Section 12 below by telephone, telex, telephonic facsimile or telegraph, confirmed in writing by letter.

                  (d) If this Agreement shall be terminated pursuant to clause (i) or (ii) of Section 11(b), or if the sale of the Notes provided for in this Agreement is not consummated because of any refusal, inability or failure on the part of the Issuers to satisfy any condition to the obligations of the Initial Purchasers set forth in this Agreement to be satisfied on their part or because of any refusal, inability or failure on the part of the Issuers to perform any agreement in this Agreement or comply with any provision of this Agreement, the Issuers will, subject to demand by the Initial Purchasers, reimburse the Initial Purchasers for all of their out-of-pocket expenses (including the fees and expenses of the Initial Purchasers' counsel) incurred in connection with this Agreement.

                  12. Notice. All communications with respect to or under this Agreement, except as may be otherwise specifically provided in this Agreement, shall be in writing and, if sent to the Initial Purchasers, shall be mailed, delivered, or, telegraphed or telecopied and confirmed in writing to UBS Securities LLC, 299 Park Avenue, New York, New York 10171 (telephone: (212) 821-3000, fax number: (203) 719-1075), Attention: Syndicate Department; and if sent to the Issuers, shall be mailed, delivered or, telegraphed or telecopied and confirmed in writing to EaglePicher Incorporated, 11201 North Tatum Boulevard, Suite 110, Phoenix, Arizona 85028 (telephone: (602) 652-9600, fax:
(602) 652-9601), Attention: David Krall, Esq.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged by telecopier machine, if telecopied; and one business day after being timely delivered to a next-day air courier.

                  13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers, the Issuers and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchasers.

                  14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  15. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

                  16. Counterparts. This Agreement may be executed in various counterparts that together shall constitute one and the same instrument.

                  If the foregoing Purchase Agreement correctly sets forth the understanding among the Issuers and the Initial Purchasers, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Issuers and the Initial Purchasers.

                                               EAGLEPICHER INCORPORATED

                                               By: _____________________________
                                                   Name:
                                                   Title:

                                       EAGLEPICHER HOLDINGS, INC.

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       CARPENTER ENTERPRISES LIMITED

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       CINCINNATI INDUSTRIAL MACHINERY SALES
                                          COMPANY

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       DAISY PARTS, INC.

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       EAGLE-PICHER ACCEPTANCE CORPORATION

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       EAGLE-PICHER DEVELOPMENT COMPANY, INC.

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       EAGLE-PICHER FAR EAST, INC.

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       EAGLEPICHER FILTRATION & MINERALS, INC.

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       EAGLEPICHER TECHNOLOGIES, LLC

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       EPMR CORPORATION

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       HILLSDALE TOOL & MANUFACTURING CO.

                                       By: _____________________________________
                                           Name:
                                           Title:

Confirmed and accepted as of the date first above written:

By: UBS SECURITIES LLC, as Representative
    of the several Initial Purchasers

By: _____________________________________
    Name:
    Title:

By: _____________________________________
    Name:
    Title:

                                                                      SCHEDULE I

GUARANTORS

EaglePicher Holdings, Inc., a Delaware corporation

Carpenter Enterprises Limited, a Michigan corporation

Cincinnati Industrial Machinery Sales Company, an Ohio corporation

Daisy Parts, Inc., a Michigan corporation

Eagle-Picher Acceptance Corporation, an Ohio corporation

Eagle-Picher Development Company, Inc., a Delaware corporation

Eagle-Picher Far East, Inc., a Delaware corporation

EaglePicher Filtration & Minerals, Inc., a Nevada corporation

EaglePicher Technologies, LLC, a Delaware limited liability company

EPMR Corporation, a Michigan corporation

Hillsdale Tool & Manufacturing Co., a Michigan corporation

                                                                     SCHEDULE II

                            EAGLEPICHER INCORPORATED

                            SCHEDULE OF SUBSIDIARIES

--------------------------------------------------------------
                                               JURISDICTION OF
                  NAME                          ORGANIZATION
--------------------------------------------------------------
WHOLLY OWNED DOMESTIC SUBSIDIARIES(1)
--------------------------------------------------------------
Carpenter Enterprises Limited                    Michigan
--------------------------------------------------------------
Cincinnati Industrial Machinery Sales Company    Ohio
--------------------------------------------------------------
Daisy Parts, Inc.                                Michigan
--------------------------------------------------------------
Eagle-Picher Acceptance Corporation              Ohio
--------------------------------------------------------------
Eagle-Picher Development Company, Inc.           Delaware
--------------------------------------------------------------
Eagle-Picher Far East, Inc.                      Delaware
--------------------------------------------------------------
EaglePicher Filtration & Minerals, Inc.          Nevada
--------------------------------------------------------------
EaglePicher Technologies, LLC                    Delaware
--------------------------------------------------------------
EPMR Corporation (formerly MARCO)                Michigan
--------------------------------------------------------------
Hillsdale Tool & Manufacturing Co.               Michigan
--------------------------------------------------------------
Eagle-Picher Funding Corporation(2)              Delaware
--------------------------------------------------------------
EaglePicher Investments, LLC                     Delaware
--------------------------------------------------------------
PARTIALLY OWNED DOMESTIC SUBSIDIARIES
--------------------------------------------------------------
Eagle-Picher Horizon Batteries, LLC(3)           Delaware
--------------------------------------------------------------
NTZ Micro Filtration, Inc.(4)                    Michigan
--------------------------------------------------------------

---------------------
(1)   Includes both direct and indirect subsidiaries.

(2) 90% owned by EaglePicher Incorporated and 10% owned by a voting trust of EaglePicher Holdings, Inc.

(3)   50% owned by EaglePicher Incorporated.

(4) 35% owned by EaglePicher Incorporated. NTZ Micro Filtration, Inc. will be converted into a Delaware limited liability company named EP NTZ Micro Filtration, LLC. EaglePicher Incorporated will initially be allocated 40% of the profits and losses. After five years, EaglePicher Incorporated will be allocated 60% of the profits and losses. EaglePicher will have the right to elect a majority of the board of directors of EP NTZ Micro Filtration, LLC.

--------------------------------------------------------------------------------
                                                                JURISDICTION OF
                            NAME                                  ORGANIZATION
--------------------------------------------------------------------------------
WHOLLY OWNED FOREIGN SUBSIDIARIES(5)
--------------------------------------------------------------------------------
Eagle-Picher Automotive GmbH                                    Germany
--------------------------------------------------------------------------------
Eagle-Picher Energy Products Corp. (formerly Blue Star)         Canada
--------------------------------------------------------------------------------
Eagle-Picher Hillsdale Limited                                  England & Wales
--------------------------------------------------------------------------------
Eagle-Picher Industries Europe B.V.                             Netherlands
--------------------------------------------------------------------------------
Eagle-Picher Industries of Canada Limited                       Ontario, Canada
--------------------------------------------------------------------------------
Eagle-Picher Minerals Europe GmbH & Co. KG                      Germany
--------------------------------------------------------------------------------
Eagle-Picher Minerals Europe Verwaltungs-und Beteiligungs GmbH  Germany
--------------------------------------------------------------------------------
Eagle-Picher Minerals International S.A.R.L.                    France
--------------------------------------------------------------------------------
Eagle-Picher Technologies GmbH                                  Germany
--------------------------------------------------------------------------------
Eagle-Picher UK Limited                                         England & Wales
--------------------------------------------------------------------------------
Eagle-Picher Wolverine GmbH                                     Germany
--------------------------------------------------------------------------------
Eagle-Picher, Inc.                                              Virgin Islands
--------------------------------------------------------------------------------
EPTEC, S.A. de C.V.                                             Mexico
--------------------------------------------------------------------------------
Equipos de Acuna, S.A. de C.V.(6)                               Mexico
--------------------------------------------------------------------------------
PARTIALLY OWNED FOREIGN SUBSIDIARIES
--------------------------------------------------------------------------------
Diehl & Eagle-Picher GmbH(7)                                    Germany
--------------------------------------------------------------------------------
Yamanaka EP Corporation(8)                                      Japan
--------------------------------------------------------------------------------

---------------------
(5)   Includes both direct and indirect subsidiaries.

(6) David Krall, Senior Vice President, General Counsel and Secretary of EaglePicher Incorporated, owns 1 share.

(7)   45% owned by EaglePicher Technologies LLC.

(8)   35% owned by EaglePicher Technologies LLC.

                                                                    SCHEDULE III

---------------------------------------------------
                                PRINCIPAL AMOUNT OF
      INITIAL PURCHASER            ORIGINAL NOTES
---------------------------------------------------
UBS Securities LLC                  $162,774,500
---------------------------------------------------
ABN AMRO Incorporated               $ 30,000,000
---------------------------------------------------
Banc One Capital Markets, Inc.      $ 25,433,500
---------------------------------------------------
Harris Nesbitt Corp.                $ 17,803,500
---------------------------------------------------
PNC Capital Markets, Inc.           $ 13,988,500
---------------------------------------------------
         Total                      $250,000,000
---------------------------------------------------

                                                                     EXHIBIT A-1

            FORM OF OPINIONS(9) OF SQUIRE, SANDERS & DEMPSEY L.L.P.

                  The opinion of Squire, Sanders & Dempsey L.L.P., counsel for the Issuers (capitalized terms not otherwise defined herein shall have the meanings provided in the Purchase Agreement, to which this is an Exhibit), to be delivered pursuant to Section 8(e) of the Purchase Agreement shall be to the effect that:

                  (i) The Company is validly existing as a corporation and in good standing as of the date of the certificate in the applicable paragraph referred to above under the laws of the State of Ohio. The Company has the corporate power and authority to conduct its business as described in the Offering Memorandum.

                  (ii) Each of the Guarantors is validly existing as a corporation, limited liability company or limited liability partnership and in good standing as of the dates of the applicable certificates specified in applicable paragraphs referred to above under the laws of their respective jurisdictions of incorporation or organization, as the case may be. Each Guarantor has the corporate power and authority to conduct its business as described in the Offering Memorandum.

                  (iii) The Company has the corporate power to execute, deliver and perform the Transaction Documents to which it is a party. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party have been duly authorized by all necessary corporate action of the Company.

                  (iv) Each of the Guarantors has the corporate power to execute, deliver and perform the Purchase Agreement and each other Transaction Document to which it is a party. The execution, delivery and performance by each of the Guarantors of the Purchase Agreement and each other Transaction Document to which it is a party have been duly authorized by all necessary corporate action of such Guarantor.

                  (v) The Purchase Agreement has been duly executed and delivered on behalf of the Company and the Guarantors party thereto.

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(9)   The opinion will contain customary assumptions, qualifications and limitations of a type similar to such assumptions, qualifications and limitations set forth in the legal opinion provided by Squire, Sanders & Dempsey L.L.P, dated July 29, 2003 in connection with the commencement of the Company's tender offer for its 9 3/8% Senior Subordinated Notes due 2008.

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                  (vi)     The Registration Rights Agreement has been duly
         executed and delivered on behalf of the Company and the Guarantors party thereto and constitutes a legal, valid and binding obligation of the Company and each such Guarantor, enforceable against the Company and each such Guarantor in accordance with its terms.

                  (vii) The Original Notes, when issued and authenticated in the manner provided for in the Indenture and delivered against payment of the consideration therefor in accordance with the Purchase Agreement will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

                  (viii) The Exchange Notes, when issued and authenticated in the manner provided for in the Indenture, the Registration Rights Agreement and the Exchange Offer will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

                  (ix) The Guarantees have been duly issued, executed and delivered and (assuming the Original Notes have been duly authenticated by the Trustee in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement) will constitute a legal, valid and binding obligation of each Guarantor party thereto enforceable against each such Guarantor in accordance with their terms.

                  (x) Each of the Guarantors has the corporate power to issue, execute, deliver and perform the guarantee to be endorsed by it on the Exchange Notes. The issuance, execution, delivery and performance of the guarantees to be endorsed on the Exchange Notes have been duly authorized by all necessary corporate action of the Guarantors party thereto and, when issued as contemplated in the Offering Memorandum, the Indenture and the Registration Rights Agreement (assuming the Exchange Securities have been duly authenticated by the Trustee in accordance with the terms of the Exchange Offer and the Indenture and delivered to the tendering holders of Original Notes in exchange for such Original Notes) will constitute a legal, valid and binding obligation of each Guarantor party thereto enforceable against each such Guarantor in accordance with their terms.

                  (xi) The Indenture has been duly executed and delivered on behalf of the Company and the Guarantors party thereto and constitutes a legal, valid and binding obligation of the Company and each such Guarantor, enforceable against the Company and each such Guarantor in accordance with its terms.

                  (xii) Neither the Company nor any Guarantor is, or, after giving effect to the offering and sale of the Original Notes and the application of the proceeds thereof as described in the Offering Memorandum will be, an "investment company," as such term is defined in the Investment Company Act.

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                  (xiii)   No approval or consent of, or registration or filing
         with any federal governmental agency, the Secretary of State of the State of Ohio or the Secretary of State of the State of New York is required to be obtained or made by the Company or the Guarantors in connection with the execution, delivery and performance on the date hereof by the Company and the Guarantors of the Purchase Agreement or the Transaction Documents or Guarantees to which they are a party, as applicable.

                  (xiv) The execution, delivery and performance on the date hereof by the Company and the Guarantors of the Purchase Agreement and the Transaction Documents or Guarantees to which they are a party do not (a) violate the Ohio General Corporation Law, (b) violate any applicable provision of federal law or any applicable provision of New York law, (c) breach or constitute a default under any agreement or contract to which the Company or any Guarantor is a party listed on
         Schedule I(10) attached hereto (except that we express no opinion as to financial covenants in such agreement and contracts), or (d) violate any court or administrative order, judgment or decree listed on
         Schedule II attached hereto that names the Company or a Guarantor and is specifically directed to it or any of its property.

                  (xv) Assuming (a) the accuracy of the representations and warranties of the Company set forth in Section 5(a) of the Purchase Agreement and of the Initial Purchasers set forth in Section 5(b) of the Purchase Agreement, (b) the due performance by the Company of the covenants and agreements set forth in Section 4 of the Purchase Agreement, (c) the satisfaction without waiver of the conditions to the obligations of the Initial Purchasers set forth in Section 8 of the Purchase Agreement, (d) the Initial Purchasers' compliance with the offering and transfer procedures described in the Offering Memorandum under the captions entitled "Plan of distribution" and "Notice to investors," (e) the accuracy of the representations and warranties made in accordance with the Offering Memorandum by the Initial Purchasers and (f) that each of the holders who purchase the Original Notes from the Initial Purchasers is either a "qualified institutional buyer" as defined in Rule 144A under the Securities Act or a person who is not a "U.S. person" in offers and sales outside the United States made in reliance on Regulation S under the Securities Act, it is not necessary in connection with the offer, sale and delivery of the Original Notes in the manner contemplated by the Purchase Agreement to register the Original Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act, it being understood that no opinion is expressed as to any resale of Original Notes subsequent to the initial resale thereof by the Initial Purchasers.

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(10)  Schedule I to contain a list of Material Contracts from Exhibit list to
      10-K.

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                  (xvi)    Each of the Transaction Documents conforms in all
         material respects to the descriptions thereof contained in the Offering Memorandum.

                  (xvii) Based upon, subject to, and limited by the assumptions and qualifications set forth herein, we have reviewed the information in the Offering Memorandum under the caption " Certain United States federal tax considerations" and we are of the opinion that to the extent that such information constitutes matters of law or legal conclusions, it is correct in all material respects as of the date hereof.

                  (xviii) The issuance and sale of the Original Notes to the Initial Purchasers and the use of proceeds of the issuance and sale of the Original Notes, each in accordance with the Purchase Agreement, do not violate Section 7 of the Exchange Act or the Margin Regulations.

                  (xix) The information in the Offering Memorandum under the caption "Description of other indebtedness," to the extent that such information constitutes matters of law or legal conclusions, has been reviewed by us, and is correct in all material respects.

                  (xx) Except as set forth in the Offering Memorandum, there is (a) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of such counsel, threatened or contemplated, to which any of the Company or any Subsidiary is or may be a party or to which the business, assets or property of such person is or may be subject, (b) no statute, rule, regulation or order that has been enacted, adopted or issued, or to the knowledge of such counsel, that has been proposed by any governmental body or agency, domestic or foreign, (c) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which any of the Company or any Subsidiary is or may be subject that would reasonably be expected, individually or in the aggregate, (1) to have a Material Adverse Effect or (2) to interfere with or adversely affect the consummation of the offering of the Original Notes, assuming, in the case of clause (a), such action, suit or proceeding is determined adversely to the Issuers.

                  (xxi) To the best of our knowledge, there does not exist any judgment, order, injunction or other restraint issued or filed with respect to the transactions contemplated by the Transaction Documents or the performance by the Company and any Subsidiary party thereto of their respective obligations under the Transaction Documents.

                  (xxii) The statements under the captions "Legal matters" and "Risk factors--RISKS RELATED TO OUR BUSINESS" in the Offering Memorandum, insofar as such statements constitute summaries of matters of federal law, or legal conclusions in respect thereof, are accurate summaries thereof in all material respects.

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                  Based solely upon the officers' certificates referred to in certain paragraphs above and a review of this firm's litigation docket, we hereby confirm to you that, to our knowledge, there are no actions, suits or proceedings pending or overtly threatened in writing against the Company or any Guarantor, or in which the Company or any Guarantor is a party, before any court or governmental department, commission, board, bureau, agency or instrumentality that questions the Purchase Agreement or any other Transaction Document or Guarantee or any action taken or to be taken pursuant thereto, or that seek to enjoin or otherwise prevent the consummation of the transactions contemplated by the Purchase Agreement or any Transaction Documents or to recover in damages or obtain other relief as a result thereof.

                  During the course of the preparation of the Offering Memorandum, we participated in conferences with officers, directors and employees of the Company and the Subsidiaries, the independent accountants who examined the consolidated financial statements of the Company and the Subsidiaries included in the Offering Memorandum, and you and your representatives, at which the contents of the Offering Memorandum and related matters were discussed. We have not undertaken to independently verify and are not passing upon, and we do not assume responsibility for, the accuracy, completeness or fairness of the information contained in the Offering Memorandum. Based upon our participation and the discussions described above, however, no facts have come to our attention that cause us to believe the Offering Memorandum, as of its date or the date hereof, contained or contains an untrue statement of material fact, or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we have not requested to and do not make any comment with respect to the financial statements and the notes thereto and the other financial, statistical and accounting data included in the Offering Memorandum).

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